EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tema ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tema ETF Trust for the period ended August 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Tema ETF Trust for the stated period.

/s/ Matthew Keeling	/s/ Josh Hunter
Matthew Keeling President/Principal Executive Officer,	Josh Hunter Treasurer/Principal Financial Officer,

Dated:	11/3/2025	Dated:	11/3/2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tema ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.